Long-Term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt is summarized as follows at December 31, (in thousands):

	2014	2013
Borrowings under the revolving credit facility (the “Credit Agreement”)	$59,300	$59,300
Capital leases	8	23
Notes payable	4,896	5,801
Other debt	91	183
Total long-term debt	64,295	65,307
Less current portion of long-term debt	(2,442)	(2,111)
Total long-term debt, non-current	$61,853	$63,196

Credit Facilities
On March 5, 2012, certain foreign subsidiaries of FWI (the “foreign subsidiary designated borrowers”) and FWI entered into a credit agreement with a banking syndicate led by JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”). The Credit Agreement matures on February 28, 2017. On August 27, 2013, FWI and the foreign subsidiary designated borrowers entered into an Amendment (“the Amendment”) to the Credit Agreement. The Amendment includes several modifications, including increasing the revolving credit facility from $75.0 million to $100.0 million and increasing the portion of the amount available for swing line loans to FWI from $7.5 million to $10.0 million. A portion of the amount available under the Credit Agreement (not in excess of $20.0 million) is available for the issuance of letters of credit. The loans outstanding to the foreign subsidiary designated borrowers under the Credit Agreement may not exceed $50.0 million in the aggregate.
The proceeds from the initial borrowing on the Credit Agreement were $30.0 million and were used to repay the amounts outstanding under a previous credit agreement, which was scheduled to mature in January 2013, at which time the previous credit agreement was terminated by the Company. Letters of credit issued under the previous credit agreement were replaced with similar letters of credit under the new Credit Agreement. There were no material circumstances surrounding the termination of the previous credit agreement and no material early termination penalties were incurred by the Company.
On June 29, 2012, FWI borrowed an additional $9.3 million under its Credit Agreement to fund the purchase of HSC. On August 30, 2013, FWI borrowed an additional $20.0 million under its Credit Agreement principally to fund the purchase of the acquired working capital associated with the acquisition of the assets of ENGlobal’s Engineering & Construction segment, with the remaining funds to be available to cover any transitional short-term cash flow needs. As of both December 31, 2014 and 2013, $59.3 million was outstanding under the Credit Agreement.
Borrowings under the Credit Agreement bear interest at variable rates (based on the prime rate, federal funds rate or Eurocurrency rate, at the option of the borrower, including a margin above such rates, and subject to an adjustment based on a calculated funded debt to Adjusted EBITDA ratio (the “Leverage Ratio” as defined in the Credit Agreement)), which was 1.9% at December 31, 2014. On April 30, 2013, the Company entered into a forward-dated interest rate swap to mitigate the risk of changes in the variable interest rate. The effect of the swap is to fix the interest rate at 0.75% plus the margin and Leverage Ratio adjustment, as described above, beginning April 29, 2014 through February 28, 2017 on $39.3 million of the outstanding amount under the Credit Agreement. See Note 13 for further information regarding the interest rate swap. The Credit Agreement contains a commitment fee, which ranges from 0.25% to 0.30% based on the Leverage Ratio (0.25% at December 31, 2014), and is based on the unused portion of the amount available under the Credit Agreement. Adjusted EBITDA is net income (loss) plus interest, income taxes, depreciation and amortization, and other non-cash expenses minus income tax credits and non-cash items increasing net income (loss) as defined in the Credit Agreement. All obligations under the Credit Agreement are guaranteed by FWI and certain of its subsidiaries under a guaranty and collateral agreement, and are secured by a first priority lien on FWI and certain of its subsidiaries’ assets (which approximates $202.0 million as of December 31, 2014). The Parent Company has granted a security interest in its stock of FWI as collateral security for the lenders under the Credit Agreement, but is not a party to the Credit Agreement.
The Credit Agreement includes financial covenants, which require that the Company maintain: (i) a Leverage Ratio of no more than 2.75 to 1.00 as of the last day of each fiscal quarter, measured on a trailing four-quarters basis, (ii) a fixed charge coverage ratio of at least 1.25 to 1.00, defined as Adjusted EBITDA minus capital expenditures / interest plus cash taxes plus scheduled payments of debt plus Restricted Payments made (i.e. all dividends, distributions and other payments in respect of capital stock, sinking funds or similar deposits on account thereof or other returns of capital, redemption or repurchases of equity interests, and any payments to Parent or its subsidiaries (other than FWI and its subsidiaries)), and (iii) a minimum asset coverage of at least 1.50 to 1.00, defined as cash plus net accounts receivable, plus net inventory, plus net property, plant and equipment of FWI and its material subsidiaries that are subject to a first priority perfected lien in favor of the Administrative Agent and the Lenders / Funded Debt. FWI is also subject to certain other compliance provisions including, but not limited to, restrictions on indebtedness, guarantees, dividends and other contingent obligations and transactions. Events of default under the Credit Agreement include customary events, such as change of control, breach of covenants and breach of representations and warranties. At December 31, 2014, FWI was in compliance with all covenants under the Credit Agreement.
Considering the outstanding borrowings of $59.3 million, and $2.7 million related to outstanding letters of credit, the unused borrowing capacity under the Credit Agreement was $38.0 million at December 31, 2014.
Notes Payable
On January 1, 2013, in connection with an asset purchase, the Company issued a $1.9 million promissory note, which bears interest at 5.0% per annum and is due in four equal annual installments of $0.5 million beginning January 1, 2014, with the final installment payment due on January 1, 2017.

On February 28, 2013, in connection with an asset purchase, the Company issued a $0.9 million note payable, which was paid at maturity on March 1, 2014.
On August 30, 2013, in connection with the acquisition of the assets of the ENGlobal’s Engineering & Construction segment, the Company issued a $3.0 million promissory note, which bears interest at 4.0% per annum and is due in four equal annual installments of approximately $0.8 million beginning September 1, 2014, with the final payment due on September 1, 2017.
At December 31, 2014, debt maturities on consolidated debt were as follows (in thousands):

2015	$2,434
2016	1,249
2017	60,604
2018	—
2019	—
Total long-term debt	$64,287
Capital leases	8
Total long-term debt and capital leases	$64,295